                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date Of Report (Date Of Earliest Event Reported): August 29, 2001

                     ENSTAR INCOME/GROWTH PROGRAM SIX-A L.P.
--------------------------------------------------------------------------------
             (Exact Name Of Registrant As Specified In Its Charter)

                                     Georgia
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                 (State or other jurisdiction of incorporation)

        0-17687                                          58-1755230
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(Commission File Number)                    (I.R.S. Employer Identification No.)

                      c/o Enstar Communications Corporation
               12405 Powerscourt Drive, St. Louis, Missouri 63131
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               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (314) 965-0555


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Item 2.  Acquisition or Disposition of Assets.

The Partnership, together with certain affiliates (collectively, the "Selling Partnerships"), entered into an asset purchase agreement (the "Illinois Agreement"), dated August 29, 2001, with certain indirect subsidiaries of Charter Communications, Inc. ("Charter"), a related party, to sell certain assets and liabilities of the Illinois cable systems of the Selling Partnerships. The Illinois Agreement was entered into as the result of an auction process with sealed bids, in which the bid from Charter for an aggregate purchase price of $63.0 million exceeded those of all other bidders. The net assets to be sold under the Illinois Agreement include the Partnership's cable systems in and around Cisne, Farmersville, Flora, Noble, Raymond, Salem, and Xenia, Illinois for a total purchase price of $12.7 million. Proceeds from the sale will be used to repay indebtedness and for transaction costs, general working capital purposes, capital expenditures, and distributions to partners. Each sale transaction outlined in the Illinois Agreement is contingent upon the closing of each of the other Selling Partnerships' sales transactions. The sale is subject to approval by a majority of the holders of the Partnership's outstanding units, approval by the other Selling Partnerships of their respective sales transactions and certain closing conditions, including regulatory approvals. There can be no assurance that this proposed sale will be consummated.


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Item 7.  Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

    Not applicable

(b) Pro forma financial information.

    The following Unaudited Pro Forma Condensed Financial Statements are based on the historical financial information of Enstar Income/Growth Program Six-A, L.P. The Unaudited Pro Forma Condensed Balance Sheet as of June 30, 2001 assumes the disposition of certain assets and liabilities of the Partnership's cable systems in and around Cisne, Farmersville, Flora, Noble, Raymond, Salem and Xena, Illinois as if it had occurred on June 30, 2001. The Unaudited Pro Forma Condensed Statements of Operations for the six months ended June 30, 2001 and year ended December 31, 2000 assume the above disposition occurred on January 1, 2000.

    The Unaudited Pro Forma Condensed Financial Statements of Enstar Income/Growth Program Six-A, L.P. do not purport to be indicative of what our financial position or results of operations would actually have been had the transactions described above been completed on the dates indicated or to project our results of operations for any future date.

                    ENSTAR INCOME/GROWTH PROGRAM SIX-A, L.P.
                  UNAUDITED PRO FORMA CONDENSED BALANCE SHEET
                              AS OF JUNE 30, 2001

                                                               HISTORICAL                             PRO FORMA        PRO FORMA
                                                             JUNE 30, 2001       DISPOSITION         ADJUSTMENTS     JUNE 30, 2001
                                                             -------------       -----------         -----------     -------------
                           ASSETS
ASSETS:
    Cash                                                     $    735,700       $         --       $ 11,974,500 (a)   $ 12,710,200
    Accounts receivable                                            50,900            (50,900)                --                 --
    Prepaid expenses and other assets                              42,800            (34,100)                --              8,700
    Property, plant and equipment, net                          4,497,400         (3,613,100)                --            884,300
    Franchise cost, net                                           371,000           (101,500)                --            269,500
    Deferred loan costs and other deferred charges, net             7,200                 --                 --              7,200
                                                             ------------       ------------       ------------       ------------
                                                             $  5,705,000       $ (3,799,600)      $ 11,974,500       $ 13,879,900
                                                             ============       ============       ============       ============

           LIABILITIES AND PARTNERSHIP CAPITAL

LIABILITIES:
    Accounts payable                                         $     82,800       $    (40,900)      $    479,000 (a)   $    520,900
    Accrued liabilities                                           327,300           (128,000)                --            199,300
    Due to affiliates                                           1,841,700         (1,336,600)                --            505,100
    Note payable to affiliate                                     700,000                 --           (700,000)(a)             --
                                                             ------------       ------------       ------------       ------------
                                                                2,951,800         (1,505,500)          (221,000)         1,225,300
                                                             ------------       ------------       ------------       ------------

PARTNERSHIP CAPITAL (DEFICIT):
    General Partners                                             (135,100)           112,600            121,900             99,400
    Limited Partners                                            2,888,300         (2,406,700)        12,073,600         12,555,200
                                                             ------------       ------------       ------------       ------------
                                                                2,753,200         (2,294,100)        12,195,500 (a)     12,654,600
                                                             ------------       ------------       ------------       ------------
                                                             $  5,705,000       $ (3,799,600)      $ 11,974,500       $ 13,879,900
                                                             ============       ============       ============       ============

(a) Represents proceeds from sale of $12,674,500, of which $700,000 was used to repay a note payable to affiliate. The remaining cash proceeds of $11,974,500 will be used for transaction costs of $479,000 general working capital purposes, capital expenditures and distributions to partners.

                        ENSTAR INCOME/GROWTH PROGRAM SIX-A, L.P.
              UNAUDITED PRO FORMA CONDENSED STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 2001

                                                                 HISTORICAL                        PRO FORMA        PRO FORMA
                                                                JUNE 30, 2001   DISPOSITION (a)   ADJUSTMENTS     JUNE 30, 2001
                                                                -------------   ----------------   -----------     -------------
REVENUES                                                         $ 1,626,100         $(1,166,000)   $       --      $    460,100
                                                                 -----------    ----------------   -----------      ------------
OPERATING EXPENSES:
    Service costs                                                    508,000            (340,200)           --           167,800
    General and administrative expenses                              257,500            (157,800)           --            99,700
    General partner management fees and reimbursed expenses          256,900            (198,300)           --            58,600
    Depreciation and amortization                                    520,000            (285,400)           --           234,600
                                                                 -----------    ----------------   -----------      ------------
                                                                   1,542,400            (981,700)           --           560,700
                                                                 -----------    ----------------   -----------      ------------

OPERATING INCOME (LOSS)                                               83,700            (184,300)           --          (100,600)

OTHER INCOME (EXPENSE):
    Interest income                                                    4,100                  --            --             4,100
    Interest expense                                                 (41,400)                 --        41,400 (b)            --
    Other                                                            (58,100)             39,800            --           (18,300)
                                                                 -----------    ----------------   -----------      ------------
                                                                     (95,400)             39,800        41,400           (14,200)
                                                                 -----------    ----------------   -----------      ------------
NET INCOME (LOSS)                                                $   (11,700)   $       (144,500)  $    41,400      $   (114,800)
                                                                 ===========    ================   ===========      ============

Net income (loss) allocated to General Partners                  $      (100)   $         (1,400)  $       400      $     (1,100)
                                                                 ===========    ================   ===========      ============

Net income (loss) allocated to Limited Partners                  $   (11,600)   $       (143,100)  $    41,000      $   (113,700)
                                                                 ===========    ================   ===========      ============

(a) Represents the results of operations of the Cisne, Farmersville, Flora, Noble, Raymond, Salem and Xena, Illinois cable systems to be sold.

(b) Represents the elimination of interest expense as a result of the repayment of the note payable to affiliate.

                        ENSTAR INCOME/GROWTH PROGRAM SIX-A, L.P.
              UNAUDITED PRO FORMA CONDENSED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2000

                                                                  HISTORICAL                                           PRO FORMA
                                                                  DECEMBER 31,                         PRO FORMA       DECEMBER 31,
                                                                     2000        DISPOSITION (a)      ADJUSTMENTS          2000
                                                                 ------------    ----------------    -------------     ------------
REVENUES                                                         $ 3,342,000     $     (2,384,000)   $          --      $   958,000
                                                                 -----------     ----------------    -------------      -----------
OPERATING EXPENSES:
    Service costs                                                    978,600             (654,400)              --          324,200
    General and administrative expenses                              544,600             (344,600)              --          200,000
    General partner management fees and reimbursed expenses          539,500             (420,100)              --          119,400
    Depreciation and amortization                                  1,079,000             (610,700)              --          468,300
                                                                 -----------     ----------------    -------------      -----------
                                                                   3,141,700           (2,029,800)              --        1,111,900
                                                                 -----------     ----------------    -------------      -----------

OPERATING INCOME (LOSS)                                              200,300             (354,200)              --         (153,900)

OTHER INCOME (EXPENSE):
    Interest income                                                   17,900                   --               --           17,900
    Interest expense                                                 (99,100)                  --           99,100 (b)           --
    Other                                                            (27,900)               3,700               --          (24,200)
                                                                 -----------     ----------------    -------------      -----------
                                                                    (109,100)               3,700           99,100           (6,300)
                                                                 -----------     ----------------    -------------      -----------
NET INCOME (LOSS)                                                $    91,200     $       (350,500)   $      99,100      $  (160,200)
                                                                 ===========     ================    =============      ===========

Net income (loss) allocated to General Partners                  $       900     $         (3,500)   $       1,000      $    (1,600)
                                                                 ===========     ================    =============      ===========

Net income (loss) allocated to Limited Partners                  $    90,300     $       (347,000)   $      98,100      $  (158,600)
                                                                 ===========     ================    =============      ===========

(a) Represents the results of operations of the Cisne, Farmersville, Flora, Noble, Raymond, Salem and Xena, Illinois cable systems to be sold. A non-recurring gain on sale of $10,664,700, net of transaction costs of approximately $479,000 million, resulted from the disposition which has not been presented in the unaudited pro forma condensed statement of operations.

(b) Represents the elimination of interest expense as a result of the repayment of the note payable to affiliate.

(c)  Exhibits

         2.1 Asset Purchase Agreement, dated August 29, 2001, by and between Charter Communications Entertainment I, LLC, Interlink Communications Partners, LLC, and Rifkin Acquisitions Partners, LLC and Enstar Income Program II-1, L.P., Enstar Income Program II-2, L.P., Enstar Income Program IV-3, L.P., Enstar Income/Growth Program Six-A, L.P., Enstar IV/PBD Systems Venture, and Enstar Cable of Macoupin County

         2.2 Letter of Amendment, dated September 10, 2001, by and between Charter Communications Entertainment I, LLC, Interlink Communications Partners, LLC, and Rifkin Acquisitions Partners, LLC and Enstar Income Program II-1, L.P., Enstar Income Program II-2, L.P., Enstar Income Program IV-3, L.P., Enstar Income/Growth Program Six-A, L.P., Enstar IV/PBD Systems Venture, and Enstar Cable of Macoupin County


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    Enstar Income/Growth Program Six-A, L.P.


                                    By: Enstar Communications Corporation,
                                    its General Partner

                                    By: /s/ PAUL E. MARTIN
                                        ------------------
                                    Paul E. Martin,
                                    Vice President and Corporate Controller
                                    (Principal Financial Officer and Principal
                                    Accounting Officer)


Dated: September 13, 2001